SECRETARY'S CERTIFICATE
RIVERSOURCE  LIFE INSURANCE COMPANY

      Effective as of December 8, 2006, the Board of Directors of RiverSource Life Insurance Company, by unanimous written consent, approved the following resolutions, which remain in full force and effect:

            RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within newly-designated separate accounts as they determine to be appropriate; and

            RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts.

As Executive Vice President - Annuities of RiverSource Life Insurance Company, I hereby establish, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors, 399 additional subaccounts within the separate account that will invest in the following funds:

  5  subaccounts investing in  AllianceBernstein VPS Large Cap Growth Portfolio
                               (Class B)

  5  subaccounts investing in  American Century VP Value, Class II

 17  subaccounts investing in  BlackRock Global Allocation V.I. Fund (Class III)

  5  subaccounts investing in  Columbia Variable Portfolio -- High Income Fund
                               (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Marsico International
                               Opportunities Fund(Class 2)

 17  subaccounts investing in  DWS Alternative Asset Allocation Plus VIP, Class B

  5  subaccounts investing in  Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2

  5  subaccounts investing in  Fidelity(R) VIP Mid Cap Portfolio Service Class 2

  5  subaccounts investing in  FTVIPT Franklin Small Cap Value Securities Fund --
                               Class 2

  5  subaccounts investing in  FTVIPT Mutual Shares Securities Fund -- Class 2

  5  subaccounts investing in  Janus Aspen Series Janus Portfolio: Service Shares

 17  subaccounts investing in  Janus Aspen Series Moderate Allocation Portfolio:
                               Service Shares

  5  subaccounts investing in  MFS(R) Utilities Series -- Service Class

  5  subaccounts investing in  Morgan Stanley UIF Mid Cap Growth Portfolio,
                               Class II Shares

  5  subaccounts investing in  Neuberger Berman Advisers Management Trust
                               Socially
                               Responsive Portfolio (Class S)

  5  subaccounts investing in  Oppenheimer Global Securities Fund/VA,
                               Service Shares

  5  subaccounts investing in  Oppenheimer Main Street Small- &Mid-Cap Fund(R)/
                               VA, Service Shares

  5  subaccounts investing in  PIMCO VIT All Asset Portfolio, Advisor
                               Share Class

 17  subaccounts investing in  PIMCO VIT Global Multi-Asset Portfolio,
                               Advisor Class

  5  subaccounts investing in  Columbia Variable Portfolio -- Balanced Fund
                               (Class 3)

  5  subaccounts investing in  Columbia Variable Portfolio -- Cash Management
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Diversified Bond
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Diversified Equity
                               Income Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Dynamic Equity
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Global Bond
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Global Inflation
                               Protected Securities Fund
                               (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- High Yield Bond
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Income Opportunities
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Limited Duration
                               Credit Fund (Class 2)

 16  subaccounts investing in  Columbia Variable Portfolio -- Managed Volatility
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Mid Cap Growth
                               Opportunity Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Mid Cap Value
                               Opportunity Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- S&P 500 Index
                               Fund (Class 3)

  5  subaccounts investing in  Columbia Variable Portfolio -- Short Duration U.S.
                               Government Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Strategic Income
                               Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Large Cap Growth
                               Fund (Class 2)

                                      3

  5  subaccounts investing in  Columbia Variable Portfolio -- Select Large-Cap
                               Value Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Select Smaller-Cap
                               Value Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- Emerging Markets
                               Opportunity Fund (Class 2)

  5  subaccounts investing in  Columbia Variable Portfolio -- International
                               Opportunity Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Aggressive Portfolio (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Conservative Portfolio (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Moderate Portfolio (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Moderately Aggressive Portfolio
                               (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Moderately Conservative
                               Portfolio (Class 2)

  5  subaccounts investing in  Variable Portfolio --DFAInternational Value
                               Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- American Century Diversified
                               Bond Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- American Century Growth
                               Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Columbia Wanger International
                               Equities Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Columbia Wanger U.S. Equities
                               Fund (Class 2)

                                      4

  5  subaccounts investing in  Variable Portfolio -- Davis New York Venture Fund
                               (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Eaton Vance Floating-Rate
                               Income Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Goldman Sachs Mid Cap Value
                               Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Invesco International Growth
                               Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- J.P. Morgan Core Bond Fund
                               (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Jennison Mid Cap Growth Fund
                               (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Marsico Growth Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- MFS Value Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Morgan Stanley Global Real
                               Estate Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- NFJ Dividend Value Fund
                               (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Partners Small Cap Growth
                               Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Partners Small Cap Value Fund
                               (Class 2)

  5  subaccounts investing in  Variable Portfolio -- PIMCO Mortgage-Backed
                               Securities Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Pyramis(R) International Equity
                               Fund (Class 2)

                                      5

  5  subaccounts investing in  Variable Portfolio -- Nuveen Winslow Large Cap
                               Growth Fund (Class 2)

  5  subaccounts investing in  Variable Portfolio -- Wells Fargo Short Duration
                               Government Fund (Class 2)

  5  subaccounts investing in  Wells Fargo Advantage VT Opportunity Fund --
                               Class 2

  5  subaccounts investing in  Wells Fargo Advantage VT Small Cap Growth
                               Fund -- Class 2

In accordance with the above resolutions and pursuant to authority granted by the Board of Directors of RiverSource Life Insurance Company, the Unit Investment Trust comprised of RiverSource Variable Account 10 is hereby reconstituted.

                                            Received by the Assistant Secretary:

/s/ Gumer C. Alvero                                  /s/ Dixie Carroll
---------------                                          --------------------
Gumer C. Alvero                                          Dixie Carroll

Date:  April 6, 2012
                                      6